UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 15, 2014

Joe’s Jeans Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

2340 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 837-3700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                                  Changes in Registrant’s Certifying Accountant.

(a), (b)

The Audit Committee of Joe’s Jeans Inc. (the “Company”) recently completed a competitive process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the year ended November 30, 2014. On October 15, 2014 the Audit Committee dismissed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm effective immediately. E&Y was permitted, however, to continue to provide services to the Company with respect to a tax related project it was currently working on until its completion.

The reports of E&Y on the Company’s consolidated financial statements for each of the two fiscal years ended November 30, 2013 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years ended November 30, 2013 and in the subsequent interim period through October 15, 2014, there were no disagreements as described under Item 304(a)(1)(iv) of Regulation S-K with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the matter in their report.

The Company has requested E&Y to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of that letter dated October 20, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Contemporaneous with the determination to dismiss E&Y, the Audit Committee approved the engagement of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the year ended November 30, 2014, also to be effective immediately.

During the fiscal years ended November 30, 2013 and 2012 and the subsequent interim period through October 15, 2014, the Company did not consult with Moss Adams regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.  However, Moss Adams was previously engaged as the independent accountant for the Company’s newly acquired subsidiaries, Hudson Clothing Holding, Inc. and its subsidiaries, HC Acquisition Inc. and Hudson Clothing LLC (collectively, “Hudson”), for its fiscal years ended December 31, 2012 and 2011 and through the interim period through September 30, 2013, the date in which the Company acquired Hudson.  During this time and the subsequent review of the financial statements for the Company’s fiscal year ended November 30, 2013, there were no matters related to Item 304(a)(2)(i) or Item 304(a)(2)(ii) that would be required to be disclosed.

ITEM 9.01                                  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description

16.1	Letter of Ernst & Young LLP dated October 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOE’S JEANS INC.

(Registrant)

Date: October 21, 2014	By:	/s/ Marc Crossman
Marc Crossman
President and Chief Executive Officer
(Principal Executive Officer)

Exhibit Index

Exhibit
Number	Description

16.1	Letter of Ernst & Young LLP dated October 20, 2014